Exhibit 99.1
News from Conduent

Conduent Incorporated 100 Campus Drive, Suite 200 Florham Park, NJ 07932
www.conduent.com
Conduent Announces $75 Million Share Repurchase Program

FLORHAM PARK, N.J., May 16, 2023 – Conduent Incorporated (Nasdaq: CNDT) (the "Company”), a global technology-led business solutions and services company, today announced that its board of directors has approved a share repurchase program of up to $75 million of the Company's common stock over the next three years.

“This announcement demonstrates our belief in Conduent’s business strategy and the growth opportunities over the long term,” said Cliff Skelton, Conduent President and Chief Executive Officer. “This plan underscores the commitment outlined in our recent Investor Briefing to deliver long-term value to our shareholders through a balanced capital allocation strategy and reflects confidence in our cash flow trajectory, balance sheet strength, portfolio rationalization program and belief that our shares are an attractive investment opportunity."

The Company, in its discretion, intends to repurchase shares from time to time using open market transactions, and may include Rule 10b5-1 trading plans, in all cases subject to compliance with the rules of the United States Securities and Exchange Commission and other applicable legal requirements. Such repurchases will be funded from the Company’s cash on hand.

The repurchase program, which will have a term of three years, does not obligate the Company to acquire any particular number of shares and the repurchase program may be modified, suspended or discontinued at any time at the Company’s discretion without prior notice.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About Conduent
Conduent delivers digital business solutions and services spanning the commercial, government and transportation spectrum – creating exceptional outcomes for its clients and the millions of people who count on them. Through a dedicated global team of approximately 60,000 associates, process expertise, and advanced technologies, Conduent’s solutions and services digitally transform its clients’ operations to enhance customer experiences, improve performance, increase efficiencies and reduce costs. Conduent adds momentum to its clients’ missions in many ways including delivering 43 percent of nutrition assistance payments in the U.S., enabling 1.3 billion customer service interactions annually, empowering millions of employees through HR services every year and processing nearly 12 million tolling transactions every day. Learn more at www.conduent.com.

Forward-Looking Statements
This release and any attachments to this release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” "plan," “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” "continue to," "if,” “growing,” “projected,” “potential,” “likely,” “see,” “ahead,” “further,” “going forward,” “on the horizon,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than

Exhibit 99.1
statements of historical fact included in this press release are forward-looking statements, including, but not limited to, statements regarding our share repurchase program and expected repurchase of shares under such program, such as the timing and manner of share repurchases and expected duration of such program; our confidence in Conduent’s business strategy and the growth opportunities we see over the long term; and our continuing efforts to make strategic investments for growth. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release, any exhibits to this press release and other public statements we make. Our actual results may vary materially from those expressed or implied in our forward-looking statements

Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to the factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our 2022 Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this release speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise except as required by law.

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Media Contacts:
Sean Collins, Conduent, +1-310-497-9205, sean.collins2@conduent.com

Investor Relations Contact:
Giles Goodburn, Conduent, +1-203-216-3546, ir@conduent.com

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Conduent is a trademark of Conduent Incorporated in the United States and/or other countries.